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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report:         February 16, 1996


                  Commission File Number 1-8241
                            _________



                      PRESIDIO OIL COMPANY
     (Exact name of registrant as specified in its charter)


       DELAWARE                                   95-3049484
(State or other jurisdiction of                (I.R.S.Employer
incorporation or organization)               Identification No.)



                   5613 DTC PARKWAY, SUITE 750
                 ENGLEWOOD, COLORADO 80111-3065
            (Address of principal executive offices)
                           (Zip Code)


                         (303) 773-0100
      (Registrant's telephone number, including area code)



                         Not Applicable
             (Former name, former address and former
           fiscal year, if changed since last report)

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Item 5.   Other Events

Incorporated herein by reference to the Company's press release dated February 16, 1996, contained in Exhibit 20.1 to this form.


Item 7.   Financial Statements and Exhibits

(c)       Exhibits

20.1 The Company's press release dated February 16, 1996, announcing that the Company, which is currently in negotiations to merge with Tom Brown, Inc., no longer fully satisfies all of the financial guidelines of the AMEX for continued listing. The AMEX ceased trading in the Company's Class A and Class B Common Stock on November 16, 1995, and has advised the Company that the last day for trading of its 9% Convertible Subordinated Debentures will be Friday, March 1, 1996.

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                           SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   PRESIDIO OIL COMPANY
                                   ------------------------------
                                   Registrant



DATE:   February 22, 1996          /s/ Charles E. Brammeier
       -------------------         ------------------------------
                                   Charles E. Brammeier
                                   Controller
                                   (Principal Accounting Officer)
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                          EXHIBIT INDEX




Exhibit
Number    Description of Exhibit

20.1      Press release of the Company dated February 16, 1996.
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